ARROW ELECTRONICS, INC. 9201 E. DRY CREEK ROAD CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1
Arrow Electronics Reports Second-Quarter 2022 Results
-- Record Sales, Gross Profit, Operating Income, and Earnings Per Share --
-- Second-Quarter Earnings Per Share of $5.54; Non-GAAP Earnings Per Share of $5.78 --
CENTENNIAL, Colo.--(BUSINESS WIRE)- Aug. 4, 2022--Arrow Electronics, Inc. (NYSE:ARW) today reported second-quarter 2022 sales of $9.46 billion, an increase of 10 percent from sales of $8.56 billion in the second quarter of 2021. Second-quarter net income was $370 million, or $5.54 per share on a diluted basis, compared with net income of $241 million, or $3.23 per share on a diluted basis, in the second quarter of 2021. Non-GAAP net income1 was $386 million, or $5.78 per share on a diluted basis, in the second quarter of 2022, compared with non-GAAP net income of $249 million, or $3.34 per share on a diluted basis, in the second quarter of 2021. In the second quarter of 2022, changes in foreign currencies had negative impacts on growth of approximately $291 million on sales and $0.17 on earnings per share on a diluted basis compared to the second quarter of 2021.
“We’ve continued to build and deliver on our record performance for the past several quarters. While market conditions are challenging, they also provide ample opportunities to demonstrate Arrow's commitment to the success of our customers and suppliers,” said Sean Kerins, president, and chief executive officer. “Thanks to the dedication and focused execution of our team, we delivered all-time record quarterly sales, gross profit, operating income, and earnings per share while in the face of ongoing supply and demand imbalance.”
Global components second-quarter sales of $7.46 billion reflected an increase of 13 percent year over year and non-GAAP sales increased 16 percent year over year. Asia-Pacific components second-quarter sales increased 1 percent year over year. Americas components second-quarter sales increased 26 percent year over year. Europe components second-quarter sales increased 21 percent year over year and non-GAAP sales in the region increased 37 percent year over year. Global components second-quarter operating income was $524 million, and second-quarter non-GAAP operating income was $531 million.
“Demand for electronic components and associated design, engineering and supply chain services remained strong. Past investments to enhance our capabilities, especially in the areas of engineering and supply chain capabilities, have led to advancements in profit performance. This is proof positive that we are uniquely positioned to help our customers navigate today’s challenges,” said Mr. Kerins.
Global enterprise computing solutions second-quarter sales of $2.00 billion reflected an increase of 2 percent year over year and non-GAAP sales increased 8 percent year over year. Europe enterprise computing solutions second-quarter sales increased 7 percent year over year and non-GAAP sales in the region increased 21 percent year over year. Americas enterprise computing solutions second-quarter sales decreased 1 percent year over year. Global enterprise computing solutions second-quarter operating income was $84 million, and second-quarter non-GAAP operating income was $86 million.
“Global demand for more complex, enterprise IT content was healthy, and while supply constraints represented a headwind to hardware sales, we saw strength in our software and cloud portfolios. We continue to see strength in cloud, software and enterprise solutions and are well positioned for the transition to IT-as-a-Service,” said Mr. Kerins.
“Our return on invested capital remains favorable, and our leverage ratios are near their lowest levels in ten years,” said Rick Seidlitz, vice president and interim principal financial officer. “Our strong profitability and the effective management of our balance sheet enabled us to deliver on our commitment to return cash to shareholders through the repurchase of approximately $225 million of shares in the second quarter of 2022. Our current repurchase authorization stands at approximately $288 million.”

1 A reconciliation of non-GAAP financial measures, including sales, gross profit, operating income, net income attributable to shareholders, and net income per share, to GAAP financial measures is presented in the reconciliation tables included herein.

1

THIRD-QUARTER 2022 OUTLOOK
•Consolidated sales of $8.92 billion to $9.52 billion, with global components sales of $7.17 billion to $7.47 billion, and global enterprise computing solutions sales of $1.75 billion to $2.05 billion
•Net income per share on a diluted basis of $5.11 to $5.27, and non-GAAP net income per share on a diluted basis of $5.27 to $5.43
•Average tax rate of approximately 23.5 percent compared to the long-term range of 23 to 25 percent
•Average diluted shares outstanding of 65 million
•Interest expense of approximately $46 million
•Expecting average USD-to-Euro exchange rate of $1.02 to €1; changes in foreign currencies to decrease sales by approximately $350 million, and earnings per share on a diluted basis by $.25 compared to the second quarter of 2021

Third-Quarter 2022 Outlook
	Reported GAAP measure	Intangible amortization expense	Restructuring & integration charges	Non-GAAP measure
Net income per diluted share	$5.11 to $5.27	$.10	$.06	$5.27 to $5.43
Please refer to the CFO commentary, which can be found at investor.arrow.com, as a supplement to the company’s earnings release. The company uses its website as a tool to disclose important information about the company and comply with its disclosure obligations under Regulation Fair Disclosure.
Arrow Electronics guides innovation forward for over 220,000 leading technology manufacturers and service providers. With 2021 sales of $34 billion, Arrow develops technology solutions that improve business and daily life. Learn more at fiveyearsout.com.
Information Relating to Forward-Looking Statements
This press release includes “forward-looking” statements, as the term is defined under the federal securities laws, including but not limited to statements regarding: Arrow’s future financial performance, including its outlook on financial results for the third quarter of fiscal 2022 such as sales, net income per diluted share, non-GAAP net income per diluted share, average tax rate, average diluted shares outstanding, interest expense, average USD-to-Euro exchange rate, impact to sales due to changes in foreign currencies, intangible amortization expense per diluted share, restructuring & integration charges per diluted share, and expectation regarding market demand. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: disruptions or inefficiencies in the supply chain, including any potential adverse effects of the ongoing global COVID-19 pandemic, impacts of the conflict in Ukraine, industry conditions, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and the global enterprise computing solutions (“ECS”) markets, economic conditions, including changes in inflation rates, tax rates, or the availability of capital, changes in relationships with key suppliers, increased profit margin pressure, changes in legal and regulatory matters, non-compliance with certain regulations, such as export, antitrust, and anti-corruption laws, foreign tax and other loss contingencies, and the company's ability to generate cash flow. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q and the company's most recent Annual Report on Form 10-K, as well as in other filings the company makes with the Securities and Exchange Commission. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.
Certain Non-GAAP Financial Information
In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information The company provides non-GAAP sales, gross profit, operating income, income before income taxes, provision for income taxes, net income, noncontrolling interests, net income attributable to shareholders, effective tax rate and net income per share on a diluted basis, which are non-GAAP measures adjusted for the impact of changes in foreign currencies (referred to as "changes in foreign currencies") by re-translating prior-period results at current period foreign exchange rates, identifiable intangible asset amortization, restructuring, integration, and other charges, pension settlement loss and net gains and losses on investments. Management believes that providing this additional information is useful to the reader to better assess and understand the company’s operating performance, especially when comparing results with previous periods, primarily because management typically monitors the business adjusted for these items in addition to GAAP results. However, analysis of results on a non-GAAP basis should be used as a complement to, and in conjunction with, and not as a substitute for data presented in accordance with GAAP. A reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below.

2

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)
(Unaudited)

	Quarter Ended		Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021

Sales	$9,460,842	$8,562,631	$18,534,967	$16,948,550
Cost of sales	8,224,628	7,562,526	16,091,249	15,018,335
Gross profit	1,236,214	1,000,105	2,443,718	1,930,215
Operating expenses:
Selling, general, and administrative expenses	653,640	602,084	1,297,565	1,176,651
Depreciation and amortization	47,252	48,539	95,557	98,870
Restructuring, integration, and other charges	2,494	8,960	7,392	14,669
	703,386	659,583	1,400,514	1,290,190
Operating income	532,828	340,522	1,043,204	640,025
Equity in earnings of affiliated companies	2,165	190	3,008	1,034
Gain (loss) on investments, net	(9,744)	6,726	(7,733)	9,519
Employee benefit plan expense, net	(835)	(1,438)	(1,724)	(2,668)
Interest and other financing expense, net	(38,506)	(30,685)	(72,491)	(64,341)
Income before income taxes	485,908	315,315	964,264	583,569
Provision for income taxes	114,413	74,113	226,773	135,139
Consolidated net income	371,495	241,202	737,491	448,430
Noncontrolling interests	1,161	561	2,408	1,468
Net income attributable to shareholders	$370,334	$240,641	$735,083	$446,962
Net income per share:
Basic	$5.60	$3.27	$10.98	$6.02
Diluted	$5.54	$3.23	$10.84	$5.94
Weighted-average shares outstanding:
Basic	66,078	73,693	66,964	74,294
Diluted	66,851	74,611	67,797	75,197

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ARROW ELECTRONICS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands except par value)
(Unaudited)

	July 2, 2022	December 31, 2021

ASSETS
Current assets:
Cash and cash equivalents	$225,596	$222,194
Accounts receivable, net	10,851,466	11,123,946
Inventories	4,886,562	4,201,965
Other current assets	460,808	345,218
Total current assets	16,424,432	15,893,323
Property, plant, and equipment, at cost:
Land	5,691	5,736
Buildings and improvements	184,677	186,097
Machinery and equipment	1,528,875	1,523,919
	1,719,243	1,715,752
Less: Accumulated depreciation and amortization	(1,093,656)	(1,032,941)
Property, plant, and equipment, net	625,587	682,811
Investments in affiliated companies	65,732	63,695
Intangible assets, net	175,854	195,029
Goodwill	2,020,574	2,080,371
Other assets	582,271	620,311
Total assets	$19,894,450	$19,535,540
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$9,162,534	$9,617,084
Accrued expenses	1,244,505	1,326,386
Short-term borrowings, including current portion of long-term debt	626,048	382,619
Total current liabilities	11,033,087	11,326,089
Long-term debt	2,856,490	2,244,443
Other liabilities	606,590	624,162

Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2022 and 2021
Issued - 125,424 shares in both 2022 and 2021	125,424	125,424
Capital in excess of par value	1,198,530	1,189,845
Treasury stock (60,821 and 57,358 shares in 2022 and 2021, respectively), at cost	(4,080,505)	(3,629,265)
Retained earnings	8,523,031	7,787,948
Accumulated other comprehensive loss	(426,014)	(191,657)
Total shareholders’ equity	5,340,466	5,282,295
Noncontrolling interests	57,817	58,551
Total equity	5,398,283	5,340,846
Total liabilities and equity	$19,894,450	$19,535,540

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ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Quarter Ended
	July 2, 2022	July 3, 2021
Cash flows from operating activities:
Consolidated net income	$371,495	$241,202
Adjustments to reconcile consolidated net income to net cash provided by (used for) operations:
Depreciation and amortization	47,252	48,539
Amortization of stock-based compensation	13,885	8,744
Equity in earnings of affiliated companies	(2,165)	(190)
Deferred income taxes	(8,036)	(1,594)
Loss (gain) on investments, net	9,744	(6,726)
Other	1,680	4,759
Change in assets and liabilities:
Accounts receivable, net	(464,917)	(313,735)
Inventories	(294,990)	(357,065)
Accounts payable	162,366	562,461
Accrued expenses	103,764	79,459
Other assets and liabilities	(22,660)	15,526
Net cash provided by (used for) operating activities	(82,582)	281,380
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(16,974)	(20,929)
Other	373	—
Net cash used for investing activities	(16,601)	(20,929)
Cash flows from financing activities:
Change in short-term and other borrowings	310,315	(2,379)
Proceeds (payments) from long-term bank borrowings, net	65,000	(20,433)
Proceeds from exercise of stock options	4,370	15,226
Repurchases of common stock	(219,532)	(250,708)
Other	(137)	(159)
Net cash provided by (used for) financing activities	160,016	(258,453)
Effect of exchange rate changes on cash	(78,028)	14,371
Net increase (decrease) in cash and cash equivalents	(17,195)	16,369
Cash and cash equivalents at beginning of period	242,791	227,701
Cash and cash equivalents at end of period	$225,596	$244,070

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ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	July 2, 2022	July 3, 2021
Cash flows from operating activities:
Consolidated net income	$737,491	$448,430
Adjustments to reconcile consolidated net income to net cash provided by (used for) operations:
Depreciation and amortization	95,557	98,870
Amortization of stock-based compensation	31,236	21,967
Equity in earnings of affiliated companies	(3,008)	(1,034)
Deferred income taxes	(6,684)	12,069
Loss (gain) on investments, net	7,733	(9,519)
Other	2,366	6,133
Change in assets and liabilities:
Accounts receivable, net	(34,207)	283,042
Inventories	(755,892)	(370,212)
Accounts payable	(315,459)	(277,663)
Accrued expenses	60,123	83,102
Other assets and liabilities	(102,086)	(18,341)
Net cash provided by (used for) operating activities	(282,830)	276,844
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(36,244)	(41,109)
Proceeds from sale of property, plant, and equipment	—	22,171
Proceeds from collections of notes receivable	20,542	—
Net cash used for investing activities	(15,702)	(18,938)
Cash flows from financing activities:
Change in short-term and other borrowings	296,022	(14,831)
Proceeds from long-term bank borrowings, net	910,000	134,241
Redemption of notes	(350,000)	(130,860)
Proceeds from exercise of stock options	15,672	41,317
Repurchases of common stock	(483,963)	(411,327)
Other	(137)	(159)
Net cash provided by (used for) financing activities	387,594	(381,619)
Effect of exchange rate changes on cash	(85,660)	(5,832)
Net increase (decrease) in cash and cash equivalents	3,402	(129,545)
Cash and cash equivalents at beginning of period	222,194	373,615
Cash and cash equivalents at end of period	$225,596	$244,070

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ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Quarter Ended
	July 2, 2022	July 3, 2021	% Change

Consolidated sales, as reported	$9,460,842	$8,562,631	10.5%
Impact of changes in foreign currencies	—	(290,517)
Non-GAAP consolidated sales	$9,460,842	$8,272,114	14.4%

Global components sales, as reported	$7,461,552	$6,610,761	12.9%
Impact of changes in foreign currencies	—	(191,715)
Non-GAAP global components sales	$7,461,552	$6,419,046	16.2%

Americas components sales, as reported	$2,479,362	$1,970,756	25.8%
Impact of changes in foreign currencies	—	(1,950)
Non-GAAP Americas components sales	$2,479,362	$1,968,806	25.9%

Asia components sales, as reported	$3,173,786	$3,149,343	0.8%
Impact of changes in foreign currencies	—	(23,348)
Non-GAAP Asia components sales	$3,173,786	$3,125,995	1.5%

Europe components sales, as reported	$1,808,404	$1,490,662	21.3%
Impact of changes in foreign currencies	—	(166,417)
Non-GAAP Europe components sales	$1,808,404	$1,324,245	36.6%

Global ECS sales, as reported	$1,999,290	$1,951,870	2.4%
Impact of changes in foreign currencies	—	(98,802)
Non-GAAP global ECS sales	$1,999,290	$1,853,068	7.9%

Americas ECS sales, as reported	$1,160,796	$1,167,355	(0.6)%
Impact of changes in foreign currencies	—	(7,312)
Non-GAAP Americas ECS sales	$1,160,796	$1,160,043	0.1%

Europe ECS sales, as reported	$838,494	$784,515	6.9%
Impact of changes in foreign currencies	—	(91,490)
Non-GAAP Europe ECS sales	$838,494	$693,025	21.0%

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ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Six Months Ended
	July 2, 2022	July 3, 2021	% Change

Consolidated sales, as reported	$18,534,967	$16,948,550	9.4%
Impact of changes in foreign currencies	—	(442,068)
Non-GAAP Consolidated sales	$18,534,967	$16,506,482	12.3%

Global components sales, as reported	$14,660,627	$13,054,014	12.3%
Impact of changes in foreign currencies	—	(292,016)
Non-GAAP Global components sales	$14,660,627	$12,761,998	14.9%

Americas components sales, as reported	$4,819,905	$3,671,929	31.3%
Impact of changes in foreign currencies	—	(2,722)
Non-GAAP Americas components sales	$4,819,905	$3,669,207	31.4%

Asia components sales, as reported	$6,105,315	$6,322,821	(3.4)%
Impact of changes in foreign currencies	—	(23,978)
Non-GAAP Asia components sales	$6,105,315	$6,298,843	(3.1)%

Europe components sales, as reported	$3,735,407	$3,059,264	22.1%
Impact of changes in foreign currencies	—	(265,316)
Non-GAAP Europe components sales	$3,735,407	$2,793,948	33.7%

Global ECS sales, as reported	$3,874,340	$3,894,536	(0.5)%
Impact of changes in foreign currencies	—	(150,052)
Non-GAAP Global ECS sales	$3,874,340	$3,744,484	3.5%

Americas ECS sales, as reported	$2,208,645	$2,318,693	(4.7)%
Impact of changes in foreign currencies	—	(9,765)
Non-GAAP Americas ECS sales	$2,208,645	$2,308,928	(4.3)%

Europe ECS sales, as reported	$1,665,695	$1,575,843	5.7%
Impact of changes in foreign currencies	—	(140,287)
Non-GAAP Europe ECS sales	$1,665,695	$1,435,556	16.0%

8

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Three months ended July 2, 2022
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Other(1)	Non-GAAP measure
Sales	$9,460,842	$—	$—	$—	$9,460,842
Gross Profit	1,236,214	—	—	—	1,236,214
Operating income	532,828	8,830	2,494	—	544,152
Income before income taxes	485,908	8,830	2,494	9,744	506,976
Provision for income taxes	114,413	2,263	362	2,356	119,394
Consolidated net income	371,495	6,567	2,132	7,388	387,582
Noncontrolling interests	1,161	133	—	—	1,294
Net income attributable to shareholders	$370,334	$6,434	$2,132	$7,388	$386,288
Net income per diluted share (3)	$5.54	$0.10	$0.03	$0.11	$5.78
Effective tax rate (4)	23.5%				23.6%

Three months ended July 3, 2021
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges(5)	Other(2)	Non-GAAP measure
Sales	$8,562,631	$—	$—	$—	$8,562,631
Gross Profit	1,000,105	—	—	—	1,000,105
Operating income	340,522	9,316	8,960	—	358,798
Income before income taxes	315,315	9,316	8,960	(6,545)	327,046
Provision for income taxes	74,113	2,382	2,088	(1,575)	77,008
Consolidated net income	241,202	6,934	6,872	(4,970)	250,038
Noncontrolling interests	561	150	—	—	711
Net income attributable to shareholders	$240,641	$6,784	$6,872	$(4,970)	$249,327
Net income per diluted share (3)	$3.23	$0.09	$0.09	$(0.07)	$3.34
Effective tax rate (4)	23.5%				23.5%

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ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)
Six months ended July 2, 2022

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Other(1)	Non-GAAP measure
Sales	$18,534,967	$—	$—	$—	$18,534,967
Gross Profit	2,443,718	—	—	—	2,443,718
Operating income	1,043,204	17,848	7,392	—	1,068,444
Income before income taxes	964,264	17,848	7,392	7,733	997,237
Provision for income taxes	226,773	4,573	1,567	1,870	234,783
Consolidated net income	737,491	13,275	5,825	5,863	762,454
Noncontrolling interests	2,408	273	—	—	2,681
Net income attributable to shareholders	$735,083	$13,002	$5,825	$5,863	$759,773
Net income per diluted share (3)	$10.84	$0.19	$0.09	$0.09	$11.21
Effective tax rate (4)	23.5%				23.5%

Six months ended July 3, 2021
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges(5)	Other(2)	Non-GAAP measure
Sales	$16,948,550	$—	$—	$—	$16,948,550
Gross Profit	1,930,215	—	—	—	1,930,215
Operating income	640,025	18,642	14,669	—	673,336
Income before income taxes	583,569	18,642	14,669	(9,338)	607,542
Provision for income taxes	135,139	4,767	3,254	(2,247)	140,913
Consolidated net income	448,430	13,875	11,415	(7,091)	466,629
Noncontrolling interests	1,468	300	—	—	1,768
Net income attributable to shareholders	$446,962	$13,575	$11,415	$(7,091)	$464,861
Net income per diluted share (3)	$5.94	$0.18	$0.15	$(0.09)	$6.18
Effective tax rate (4)	23.2%				23.2%

(1) Other includes loss on investments, net.
(2) Other includes gain on investments, net and pension settlement loss.
(3) The sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.
(4) The items as shown in this table, represent the reconciling items for the tax rate as reported by GAAP measure and as a non-GAAP measure.
(5) Restructuring & Integration charges include impairment related to various long-lived assets

10

ARROW ELECTRONICS, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Quarter Ended		Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Sales:
Global components	$7,461,552	$6,610,761	$14,660,627	$13,054,014
Global ECS	1,999,290	1,951,870	3,874,340	3,894,536
Consolidated	$9,460,842	$8,562,631	$18,534,967	$16,948,550
Operating income (loss):
Global components (a)	$524,494	$327,036	$1,023,836	$616,419
Global ECS	83,970	81,099	169,768	158,458
Corporate (b)	(75,636)	(67,613)	(150,400)	(134,852)
Consolidated	$532,828	$340,522	$1,043,204	$640,025

(a)Global components operating income includes $8.2 million and $12.5 million related to proceeds from legal settlements for the second quarter and first six months of 2021, respectively.
(b)Corporate operating income includes restructuring, integration, and other charges of $2.5 million and $7.4 million for the second quarter and first six months of 2022, respectively, and $4.5 million and $10.2 million for the second quarter and first six months of 2021, respectively.

NON-GAAP SEGMENT RECONCILIATION

	Quarter Ended		Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021

Global components operating income, as reported	$524,494	$327,036	$1,023,836	$616,419
Intangible assets amortization expense	6,739	6,995	13,612	13,999
Restructuring, integration, and other charges	—	4,482	—	4,482
Global components non-GAAP operating income	$531,233	$338,513	$1,037,448	$634,900

Global ECS operating income, as reported	$83,970	$81,099	$169,768	$158,458
Intangible assets amortization expense	2,091	2,321	4,236	4,643
Global ECS non-GAAP operating income	$86,061	$83,420	$174,004	$163,101

Contact:            Richard Seidlitz,
            Vice President, Principal Accounting Officer, Interim Principal Financial Officer
            303-305-4936

Media Contact:        John Hourigan,
            Vice President, Global Communications
            303-824-4586

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